                                                                  EXHIBIT 10.33





         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is dated as of the ___th day of February, 1999 among POST APARTMENT HOMES, L.P. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, SUNTRUST BANK, ATLANTA, COMMERZBANK AG, ATLANTA AGENCY, FOUR WINDS FUNDING CORPORATION, BANK ONE, TEXAS, N.A., CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, and NATIONSBANK, N.A. (collectively, the "Banks");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and Wachovia Bank, N.A., First Union National Bank, Suntrust Bank, Atlanta, Commerzbank AG, Atlanta Agency, Four Winds Funding Corporation, Bank One, Texas, N.A., and Chase Bank of Texas, National Association, executed and delivered that certain Second Amended and Restated Credit Agreement, dated as of November 20, 1998 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks have agreed to make certain amendments to the Credit Agreement and to add NationsBank, N.A. as a new bank, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended and restated hereby.


         2. Changes to Commitments. From and after the date of this Amendment, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature page of this Amendment, as such amount may be increased or reduced pursuant to Section 2.08 of the Credit Agreement.

         3. Maximum Commitment. The Maximum Commitment (as defined in Section 3(b) of the Second Amended And Restated Credit Agreement)is hereby increased to and shall hereafter be $300,000,000.

         4. Amendment to Section 2.12. Section 2.12 of the Credit Agreement hereby is amended by deleting paragraph (a) thereof in its entirety, and substituting the following therefor:

         (a) The Borrower shall make each payment of principal of, and interest on, the Syndicated Loans, Money Market Loans and Swing Loans and of fees hereunder, not later than noon (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks, and to Wachovia such payment received by the Administrative Agent on account of the Swing Loans. If the Administrative Agent fails to distribute to any Bank its ratable share of any such payment on the day received, if received not later than 1:00 p.m. (Atlanta, Georgia time) on such day, or on the next Domestic Business Day, if received after 1:00 p.m. (Atlanta, Georgia time) on such day, such Bank shall be entitled to recover such Bank's ratable share of such payment from the Administrative Agent, together with interest thereon for each day during the period from the date of distribution of such Banks ratable share of such payment shall have become due until such distribution shall be made, at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight federal funds in such amount for each such day during such period.

         5. Additional Bank. Upon execution of this Amendment by NationsBank, N.A., NationsBank, N.A. shall be a Bank for all purposes under the Credit Agreement with the Commitment set forth on the signature page hereof.

         6. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith, except to the extent otherwise disclosed pursuant to Section 5.01(c) or (d) of the Credit Agreement.

         7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         8. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         11. No Default. The Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks.

         12. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         13. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         14. Conditions Precedent. This Amendment shall become effective only upon receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a), (c), and (d) below, in sufficient number of counterparts for each Bank):

                  (a) from each of the parties hereto either (i) a duly executed counterpart of this Amendment signed by such party or (ii) a facsimile transmission of such executed counterpart (with the original to be sent to the Administrative Agent by overnight courier);

                  (b) a duly executed Syndicated Loan Note for each New Bank and any Bank with an increased Commitment and a duly executed Money Market Loan Note for the account of each Bank complying with the provisions of
         Section 2.03 (including a Designated Bank Note in favor of Four Winds Funding Corporation, as the Designated Bank of Commerzbank AG, Atlanta Agency) and a Consent and Reaffirmation of Guarantors duly executed by the Guarantors;

                  (c) an opinion letter of King & Spalding, counsel for the Borrower and the Guarantors, dated as of the date hereof, covering such matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

                  (d) a certificate (the "Closing Certificate"), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that, to the best of his or her knowledge, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in Article IV of the Credit Agreement are true on and as of the date hereof;

                  (e) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower and the Guarantors, the corporate authority for and the validity of this Amendment, the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of each of the Borrower and the Guarantors (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower and the Guarantors, respectively, and as to the names, true signatures and incumbency of the officer or officers of the Borrower or Guarantors authorized to execute and deliver the Loan Documents, and certified copies of the following items for each of the Borrower and Guarantors (i) a certificate of the Secretary of State of the State of its incorporation as to its good standing as a corporation incorporated therein, and (ii) the action taken by its Board of Directors authorizing the execution, delivery and performance of the Loan Documents to which it is a party.

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, and each of the undersigned Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                              POST APARTMENT HOMES, L.P.           (SEAL)

                              By: Post GP Holdings, Inc., its
                              sole general partner


                                  By:  /s/  R. Byron Carlock, Jr.
                                      ----------------------------------------
                                            R. Byron Carlock, Jr.
                                            Executive Vice President

Commitments
------------
$70,000,000                   WACHOVIA BANK, N.A.,
                              as Administrative Agent and
                              as a Bank                             (SEAL)

                              By:  /s/
                                  --------------------------------------------
                                  Title:

$60,000,000                   FIRST UNION NATIONAL BANK,
                              as Syndication Agent and
                              as a Bank                             (SEAL)

                              By:  /s/
                                  --------------------------------------------
                                  Title:

$70,000,000                   SUNTRUST BANK, ATLANTA,
                              as Documentation Agent and
                              a Bank                                (SEAL)

                              By:  /s/
                                  --------------------------------------------
                                  Title:

$20,000,000                   COMMERZBANK AG, ATLANTA
                              AGENCY                                 (SEAL)

                              By: /s/
                                 ---------------------------------------------
                                 Title:

                              By: /s/
                                 ---------------------------------------------
                                 Title:

                              FOUR WINDS FUNDING
                              CORPORATION                            (SEAL)

                              By: Commerzbank AG, New York
                                  Branch, as Administrator
                                  and Attorney-in-Fact

                                  By: /s/
                                     -----------------------------------------
                                     Title:

                                  By: /s/
                                     -----------------------------------------
                                     Title:

$20,000,000                   BANK ONE, TEXAS, N.A.(SEAL)


                              By: /s/
                                 ---------------------------------------------
                                 Title:

$10,000,000                   CHASE BANK OF TEXAS,
                              NATIONAL ASSOCIATION

                              By: /s/
                                 ---------------------------------------------
                                 Title:  Vice President

$25,000,000                   NATIONSBANK, N.A.


                              By: /s/
                                 ---------------------------------------------
                                 Title:



                              LENDING OFFICE
                              NationsBank, N.A.
                              600 Peachtree Street, N.E.
                              6th Floor
                              Atlanta, Georgia  30308-3318
                              Attention:  Mr. Frank Chiu
                              Telecopier No.:  (404) 607-4145
                              Confirmation No.: (404) 607-4128

                     CONSENT AND REAFFIRMATION OF GUARANTORS

     Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Second Amended and Restated Credit Agreement (the "Amendment"),
(ii) consents to the execution and delivery of the Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under their respective Guaranties dated as of April 9, 1997 and December 17, 1997, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                POST PROPERTIES, INC.                  (SEAL)


                                By: /s/
                                   -----------------------------------------
                                   Title:


                                POST GP HOLDINGS, INC.                 (SEAL)


                                By: /s/
                                   -----------------------------------------
                                   Title:


                                POST LP HOLDINGS, INC.                 (SEAL)


                                By: /s/
                                   -----------------------------------------
                                   Title: